OptimizeRx Reports Second Quarter 2025 Financial Results and Updates Fiscal Year 2025 Guidance
-Q2 revenue of $29.2 million, increased 55% year-over-year
-Q2 gross profit increased 59% year-over-year to $18.6 million
-Paid down $4.5 million of principal on outstanding term loan during Q2
-Increased full year 2025 guidance to a revenue range between $104 million and $108 million and adjusted EBITDA range between $14.5 million and $17.5 million
WALTHAM, Mass. – August 7, 2025 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, today reported results for the three months ended June 30, 2025. Quarterly comparisons are to the same year-ago period.
Financial Highlights
•Revenue in the second quarter of 2025 increased 55% to $29.2 million, as compared to $18.8 million in the same year ago period
•Gross profit in the second quarter of 2025 increased 59% year-over-year to $18.6 million, from $11.7 million during the second quarter of 2024
•GAAP net income totaled $1.5 million or $0.08 per basic and diluted share in the second quarter of 2025, as compared to GAAP net loss of $(4.0) million or $(0.22) per basic and diluted share during the second quarter of 2024
•Non-GAAP net income in the second quarter totaled $4.5 million, or $0.24 per diluted share, as compared to non-GAAP net income of $0.3 million or $0.02 per diluted share during the second quarter of 2024 (see *Non-GAAP Measures below)
•Adjusted EBITDA for the second quarter of 2025 increased to $5.8 million compared to $0.5 million in the same year ago period (see *Non-GAAP Measures below)
•Cash, cash equivalents and short-term investments totaled $16.6 million as of June 30, 2025, as compared to $13.4 million as of December 31, 2024
Stephen L. Silvestro, OptimizeRx CEO commented, “Our year-to-date results continue to deliver profitable growth ahead of expectations. Contracted revenue is now up more than 30% year-over-year, positioning us for a strong finish to the second half. We believe this momentum is a direct result of our disciplined focus on operational excellence, our relentless commitment to delivering exceptional customer experiences, our utilization of a market-leading patient finding AI technology, and our deepening partnerships across the ecosystem—all of which are contributing to meaningful, long-term shareholder value.
“As our second quarter results clearly highlight, we are well on our way to becoming a Rule of 40 company. Given our strong performance and positive outlook, I’m pleased to announce that we are raising our full-year guidance.
“Finally, I'm proud to say we paid down $4.5 million of principal on our outstanding term loan during the second quarter which was $4.0 million above our debt payment schedule. At this time, given the free cash flow we’re seeing being generated in our business, we intend on paying down our debt at an accelerated rate.”

	Rolling Twelve Months Ended June 30,
Key Performance Indicators (KPIs)**	2025	2024
	(in thousands, except percentages)
Average revenue per top 20 pharmaceutical manufacturer	$3,082	$2,753
Percent of total revenue attributable to top 20 pharmaceutical manufacturers	59%	66%
Net revenue retention	121%	124%
Revenue per average full-time employee	$767	$658

2025 Financial Outlook
The Company is increasing its 2025 guidance and expects revenue to be between $104 million and $108 million with Adjusted EBITDA to be between $14.5 million and $17.5 million.
Conference Call
Date:            Thursday, August 7, 2025
Time:            4:30 p.m. Eastern Time (1:30 p.m. Pacific Time)
Toll Free:        1-844-825-9789
International:        1-412-317-5180
Conference ID:        10200608
Call Me:        https://callme.viavid.com/?$Y2FsbG1lPXRydWUmcGFzc2NvZGU9JmluZm89Y29tcGFueSZyPXRydWUmYj0xNg==
Webcast:         https://viavid.webcasts.com/starthere.jsp?ei=1724635&tp_key=65e098620c
Call Me Passcode:     6438012
Webcast Replay:     The archived webcast will be on the investor relations section of the OptimizeRx website.

Individual Meeting Invitation

In an effort to increase relations with institutional investors, OptimizeRx management has dedicated time to hosting individual meetings with portfolio managers and analysts. If you are interested in scheduling a meeting with OptimizeRx management, please contact: adsilva@optimizerx.com or shalper@lifesciadvisors.com.
*Non-GAAP Measures
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release also contains non-GAAP financial measures. The reasons why we believe these measures provide useful information to investors and, for historical periods, a reconciliation of these measures to the most directly comparable GAAP measures are included in the supplemental tables that follow.
Although the Company provides guidance for Adjusted EBITDA, a non-GAAP financial measure, it is not able to provide guidance to the most directly comparable GAAP measure. Reconciliations for forward-looking figures would require unreasonable effort at this time because of the uncertainty and variability of the nature and amount of certain components of various necessary GAAP components, including, for example, those related to compensation, acquisition expenses, other income, amortization or others that may arise during the year, and the Company’s management believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information.
**Definition of Key Performance Indicators
Top 20 pharmaceutical manufacturers: We have updated the definition of “top 20 pharmaceutical manufacturers” in our key performance indicators to be based upon Fierce Pharma’s most updated list of “The top 20 pharma companies by 2024 revenue”. We previously used “The top 20 pharma companies by 2023 revenue”. As a result of this change, prior periods have been restated for comparative purposes.
Net revenue retention: Net revenue retention is a comparison of revenue generated from all clients in the previous period to total revenue generated from the same clients in the following year (i.e., excludes new client relationships for the most recent year).
Revenue per average full-time employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM, which is calculated by taking our total number of FTEs at the end of the prior year period by our total FTE headcount at the end of the most recent period.
About OptimizeRx
OptimizeRx is a leading healthcare technology company that’s redefining how life science brands connect with patients and healthcare providers. Our platform combines innovative AI-driven tools like the Dynamic Audience Activation Platform (DAAP) and Micro-Neighborhood Targeting (MNT) to deliver timely, relevant, and hyper-local engagement. By bridging the gap between HCP and DTC strategies, we empower brands to create synchronized marketing solutions that drive faster treatment decisions and improved patient outcomes.
Our commitment to privacy-safe, patient-centric technology ensures that every interaction is designed to make a meaningful impact, delivering life-changing therapies to the right patients at the right time. Headquartered in Waltham, Massachusetts, OptimizeRx partners with some of the world’s leading pharmaceutical and life sciences companies to transform the healthcare landscape and create a healthier future for all.
For more information, follow the Company on X, LinkedIn or visit www.optimizerx.com.
Important Cautions Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s future performance, expected revenues, expected Adjusted EBITDA, plans to grow shareholder value creation, plans to continue the Company’s growth and transformation, plans to position the Company to become a “Rule of 40” company, plans to pay down debt at an accelerated rate, and other statements relating to future performance, plans, and expectations. These forward-looking statements are based on the Company’s current expectations and involve assumptions regarding the Company’s business, the economy, and other future conditions that may never materialize or may prove to be incorrect. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the effect of government regulation, seasonal trends, dependence on a concentrated group of customers, cybersecurity incidents that could disrupt operations, the ability to keep pace with growing and evolving technology, the ability to maintain contracts with electronic prescription platforms and electronic health records networks, competition, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its subsequent Quarterly Reports on Form 10-Q, and in other filings the Company has made and may make with the Securities and Exchange Commission in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

OptimizeRx Contact
Andy D’Silva, SVP Corporate Finance
adsilva@optimizerx.com

Investor Relations Contact
Steven Halper
LifeSci Advisors, LLC
shalper@lifesciadvisors.com

OPTIMIZERX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2025	December 31, 2024
ASSETS	(unaudited)
Current assets
Cash and cash equivalents	$16,585	$13,380
Accounts receivable, net of allowance for credit losses of $260 and $335 at June 30, 2025 and December 31, 2024, respectively	33,512	38,212
Taxes receivable	646	—
Prepaid expenses and other assets	3,337	2,379
Total current assets	54,080	53,971
Property and equipment, net	134	150
Other assets
Goodwill	70,869	70,869
Patent rights, net	5,181	5,517
Technology assets, net	7,677	8,180
Tradename and customer relationships, net	30,634	31,819
Operating lease right of use assets	528	366
Security deposits and other assets	162	296
Total other assets	115,051	117,047
TOTAL ASSETS	$169,265	$171,168

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt	$3,300	$2,000
Accounts payable	1,982	2,156
Accrued expenses	12,491	8,486
Revenue share payable	2,591	5,053
Taxes payable	—	318
Current portion of lease liabilities	209	168
Deferred revenue	484	473
Total current liabilities	21,057	18,654
Non-current liabilities
Long-term debt, net	25,127	30,816
Lease liabilities, net of current portion	339	209
Deferred tax liabilities, net	3,458	4,491
Total liabilities	49,981	54,170

Stockholders’ equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at June 30, 2025 or December 31, 2024	—	—
Common stock, $0.001 par value, 166,666,667 shares authorized, 20,297,388 and 20,194,697 shares issued at June 30, 2025 and December 31, 2024, respectively	20	20
Treasury stock, $0.001 par value, 1,741,397 shares held at June 30, 2025 and December 31, 2024.	(2)	(2)
Additional paid-in-capital	204,301	201,348
Accumulated deficit	(85,035)	(84,368)
Total stockholders’ equity	119,284	116,998
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$169,265	$171,168

OPTIMIZERX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data, unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024

Net revenue	$29,195	$18,812	$51,123	$38,502
Cost of revenues, exclusive of depreciation and amortization presented separately below	10,560	7,108	19,144	14,595
Gross profit	18,635	11,704	31,979	23,907

Operating expenses
General and administrative expenses	14,372	14,380	28,736	30,545
Depreciation and amortization	1,074	1,073	2,168	2,140
Total operating expenses	15,446	15,453	30,904	32,685
Income (loss) from operations	3,189	(3,749)	1,075	(8,778)
Other income (expense)
Interest expense	(1,603)	(1,528)	(2,899)	(3,074)
Other income	37	75	76	75
Interest income	90	106	177	125
Total other income (expense), net	(1,476)	(1,347)	(2,646)	(2,874)
Income (loss) before provision for income taxes	1,713	(5,096)	(1,571)	(11,652)
Income tax benefit (expense)	(181)	1,088	904	744
Net income (loss)	$1,532	$(4,008)	$(667)	$(10,908)
Weighted average number of shares outstanding – basic	18,510,834	18,257,879	18,490,931	18,213,992
Weighted average number of shares outstanding – diluted	19,015,496	18,257,879	18,490,931	18,213,992
Income (loss) per share – basic	$0.08	$(0.22)	$(0.04)	$(0.60)
Income (loss) per share – diluted	$0.08	$(0.22)	$(0.04)	$(0.60)

OPTIMIZERX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	For the Six Months Ended June 30,
	2025	2024
OPERATING ACTIVITIES:
Net loss	$(667)	$(10,908)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,168	2,140
Stock-based compensation	3,046	5,926
Bad debt expense	—	132
Amortization of debt issuance costs	611	365
Changes in:
Accounts receivable	4,700	11,600
Prepaid expenses and other assets	(958)	(1,457)
Accounts payable	(174)	752
Revenue share payable	(2,462)	(3,412)
Accrued expenses and other liabilities	4,138	(2,264)
Operating lease liabilities	9	—
Deferred tax liabilities	(1,033)	—
Taxes receivable and payable	(964)	(855)
Deferred revenue	11	881
NET CASH PROVIDED BY OPERATING ACTIVITIES	8,425	2,900

INVESTING ACTIVITIES:
Purchase of property and equipment	(37)	(77)
Capitalized software development costs	(91)	(161)
NET CASH USED IN INVESTING ACTIVITIES	(128)	(238)

FINANCING ACTIVITIES:
Cash paid for employee withholding taxes related to the vesting of restricted stock units	(92)	(555)
Repayment of long-term debt	(5,000)	(1,000)
NET CASH USED IN FINANCING ACTIVITIES	(5,092)	(1,555)
NET INCREASE IN CASH AND CASH EQUIVALENTS	3,205	1,107
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	13,380	13,852
CASH AND CASH EQUIVALENTS - END OF PERIOD	$16,585	$14,959

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$2,288	$2,710
Cash paid for income taxes	$1,087	$110

OPTIMIZERX CORPORATION
RECONCILIATION of GAAP to NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data, unaudited)
This earnings release includes certain financial measures not derived in accordance with generally accepted accounting principles (GAAP). These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures. Additionally, these non-GAAP measures may not be comparable to similarly titled measures reported by other companies. However, management believes that presenting certain non-GAAP financial measures provides additional information to facilitate comparison of the Company's historical operating results and trends in its underlying operating results and provides transparency on how the Company evaluates its business. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company's performance. Management believes that financial information excluding certain items that are not considered to reflect the Company’s ongoing operating results, such as those listed below, improves the comparability of year-to-year results. Consequently, management believes that investors may be able to better understand the Company’s operating results excluding these items. Non-GAAP financial measures may reflect adjustments for items such as asset impairment charges, amortization, stock-based compensation, acquisition expenses, severance, shareholder activist related fees, CEO search fees, other income, as well as other items that management believes are not related to the Company’s ongoing performance.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Net income (loss)	$1,532	$(4,008)	$(667)	$(10,908)
Depreciation and amortization	1,074	1,073	2,168	2,140
Stock-based compensation	1,488	2,903	3,046	5,926
Severance expenses	—	241	275	660
Shareholder activist related fees	—	—	451	—
CEO search fees	—	—	225	—
Other income	(37)	(75)	(76)	(75)
Amortization of debt issuance costs	437	182	611	365
Acquisition expenses	—	—	—	243
Non-GAAP net income (loss)	$4,494	$316	$6,033	$(1,649)

Non-GAAP net income (loss) per share
Diluted	$0.24	$0.02	$0.32	$(0.09)
Weighted average shares outstanding:
Diluted	19,015,496	18,358,543	18,599,906	18,213,922

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Net income (loss)	$1,532	$(4,008)	$(667)	$(10,908)
Depreciation and amortization	1,074	1,073	2,168	2,140
Income tax (benefit) expense	181	(1,088)	(904)	(744)
Stock-based compensation	1,488	2,903	3,046	5,926
Severance expenses	—	241	275	660
Acquisition expenses	—	—	—	243
Shareholder activist related fees	—	—	451	—
CEO search fees	—	—	225	—
Other income	(37)	(75)	(76)	(75)
Interest expense, net	1,513	1,422	2,722	2,949
Adjusted EBITDA	$5,751	$468	$7,240	$191